UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

LF Capital Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-41071	86-2195674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1909 Woodall Rodgers Freeway, Suite 500
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(214) 741-6105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LFACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	LFAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LFACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, LF Capital Acquisition Corp. II (“LF II”) entered into a non-binding letter of intent (the “Letter of Intent”) to enter into a business combination (the “Business Combination”) with a private company (the “LOI Target”) that meets LF II’s acquisition criteria and business strategy in February 2023.

The LOI Target is a profitable US-based company in the packaging industry that serves customers in the spirits, beverage, beer and food industries. The LOI Target provides custom solutions to leading brands and has amassed a blue-chip customer base with long term take-or-pay contracts. Additionally, the LOI Target has entered into supply agreements that provide greater predictability of EBITDA and free cash flow. Lastly, the LOI Target operates with state-of-the-art, flexible manufacturing capabilities, which provide it with differentiated flexibility to meet its customers’ needs.

LF II believes that a Business Combination with the LOI Target will help accelerate the LOI Target's growth and allow it to become a national leader in its industry.

LF II is currently seeking an amendment to its charter to provide for additional one-month extensions (until November 19, 2023) in order to extend the date by which LF II must consummate an initial business combination. Entering into the Business Combination or another business combination is subject to, among other matters, the negotiation of a definitive transaction agreement and SEC review of the proxy statement/prospectus to be filed in connection with obtaining approval of the transaction by LF II’s stockholders. If LF II is unable to complete an initial business combination by such extended date, LF II may be forced to liquidate.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

LF II has mailed to its stockholders of record as of May 12, 2023 a definitive proxy statement (the “Charter Amendment Proxy Statement”) for a special meeting of stockholders on June 13, 2023 to (i): increase the number of one-month extensions of the deadline to complete an initial business combination from six to nine (the three additional one-month extensions, the “Additional Extensions”); and (ii) provide that the monthly extension payment per one-month extension of the deadline to complete an initial business combination for the Additional Extensions only is $0.00 per share of LF II’s Class A common stock (the “Class A common stock”), par value $0.0001 per share without changing the monthly extension payment for the current extensions payable, if exercised, on June 19, 2023 and July 19, 2023, which will remain $0.04 per Class A common share sold in LF II’s initial public offering. Stockholders may obtain a free copy of the Charter Amendment Proxy Statement, as well as other relevant documents that have been or will be filed with the United States Securities and Exchange Commission (the “SEC”), without charge, at the SEC’s website (www.sec.gov) or by directing a request to: 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201, or to Morrow Sodali LLC, LF II’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing LFAC.info@investor.morrowsodali.com.

If a definitive agreement is entered into in connection with the proposed Business Combination, LF II intends to file a preliminary proxy statement/prospectus (the “Deal Proxy Statement/Prospectus”) with the SEC. A definitive Deal Proxy Statement/Prospectus will be mailed to stockholders of LF II as of a record date to be established for voting on the proposed transaction. LF II urges its investors and other interested persons to read, when available, the Deal Proxy Statement/Prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed Business Combination. The Deal Proxy Statement/Prospectus, once available, can be obtained without charge at the SEC’s web site (www.sec.gov) or by directing a request to LF Capital Acquisition Corp. II, 1909 Woodall Rodgers Freeway, Suite 500, Dallas, TX 75201.

No Offer or Solicitation

This 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination or stockholder meeting. This 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Participants in the Solicitation

This 8-K is not a solicitation from any investor or securityholder. LF II, the LOI Target and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies of LF II’s stockholders in connection with the proposed Business Combination and related matters. Information regarding LF II’s directors and executive officers is set forth in LF II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 23, 2023. Additional information regarding the interests of those participants and other persons who may be deemed participants in the potential transaction will be set forth in the Deal Proxy Statement/Prospectus when it is filed with the SEC.

Forward-Looking Statements

This 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding (i) the monthly extension payments and related matters and (ii) expectations about the future performance of LF II or the LOI Target and anticipated financial impact of the proposed Business Combination and related matters, as well as all other statements other than statements of historical fact included in this 8-K are forward-looking statements. These statements are often accompanied with or by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” (or the negative thereof) or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, LF II’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in LF II’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to LF II or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of LF II, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. LF II undertakes no obligation to update these statements for revisions or changes after the date of this 8-K, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 25, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LF Capital Acquisition Corp. II

By:	/s/ Elias Farhat
Name:	Elias Farhat
Title:	Chief Executive Officer

Date: May 25, 2023